Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin A. DeNuccio, President and Chief Executive Officer of Redback Networks Inc. (the Company), certify, pursuant to the 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006	By:	/s/ KEVIN A. DENUCCIO
Kevin A. DeNuccio President and Chief Executive Officer

*	A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic versions of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange commission or its staff upon request.